 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): December 20, 2007

Wellstar International, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-130295	20-1834908
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS EmployerIdentification No.)

6911 Pilliod Road
Holland, Ohio 43528
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (419) 865-0069

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd FL
New York, New York 100
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As of December 20, 2007, Wellstar International, Inc.’s capitalization consisted of 500,000,000 shares of common stock authorized for issuance, par value $.001 per share, of which 120,583,975 shares were issued and outstanding.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLSTAR INTERNATIONAL, INC.

January 3, 2008	By:	/s/ John Antonio
John Antonio
President and Chief Executive Officer

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